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                                                                   Exhibit 10.69

                                                          [BANK OF AMERICA LOGO]

233 South Wacker Drive - Suite 2800
Chicago, Illinois 60606
TEL: 312-234-2732
FAX: 312-234-3603

BANK OF AMERICA, N.A.

                                  CONFIRMATION

                                                                    May 20, 2002

Nelnet Student Loan Trust 2002-1
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

Attention: Corporate Trust Administration

         Subject: Student Loan Rate Cap Transaction
         Swap Ref No: 372515

The purpose of this confirmation is to set forth the terms and conditions of the above referenced rate cap transaction entered into on the Trade Date specified below (the "Swap Transaction") between Bank of America, N.A. ("Bank of America") and Nelnet Student Loan Trust 2002-1 (the "Trust"). This confirmation constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         1. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions, (the "ISDA Definitions"), published by the International Swaps and Derivatives Association, Inc. ("ISDA"), except that, for purposes of this Confirmation, all references to "Swap Transactions" in the ISDA Definitions will be deemed to be references to "Transactions". This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement and Schedule thereto dated as of May 20, 2002 (the "Master Agreement") between Bank of America and the Trust. All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation, the ISDA Definitions, or the Master Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

TRADE I

Trade Date:                                   May 20, 2002.

Effective Date:                               May 20, 2002.

Floating Rate Payer:                          Bank of America.

Floating Rate Payer Payment Dates:            Early Payment applies - three (3)
                                              Business Days prior to the
                                              applicable Period End Date or the
                                              Termination Date, as the case may
                                              be.

Fixed Rate Payer:                             The Trust.


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Fixed Rate Payer Payment Dates:               The 25th day of each February,
                                              May, August, and November,
                                              beginning August 26, 2002, and
                                              ending on the Termination Date,
                                              subject to adjustment in
                                              accordance with the Following
                                              Business Day Convention.

A-1 CAP:

     A-1 Cap Notional Amount:                 (i) For the first Calculation
                                              Period, $207,500,000, and (ii) for
                                              each subsequent Calculation
                                              Period, the actual principal
                                              amount of the Class A-l Notes
                                              outstanding as of the last day of
                                              such Calculation Period divided by
                                              2.

     Floating Rate Payments:

         A-1 Cap Rate:                        Adjusted Student Loan Rate.

         Floating Rate:                       Floating Rate Option plus Spread.

         Floating Rate Option:                USD-LIBOR-BBA, provided however,
                                              that (i) the term "London Banking
                                              Days" shall mean a Banking Day in
                                              New York and London and (ii) if
                                              USD-LEBOR Reference Banks is used
                                              as a fallback and quotations are
                                              not available, the rate will be
                                              the rate in effect for the
                                              previous Calculation Period.

         Spread:                              0.04% (4 bps).

         Floating Rate Designated             Three (3) months for every
         Maturity:                            Calculation Period.

         Floating Rate Reset                  The first day of each Calculation
         Dates:                               Period.

         Floating Rate Day Count              Actual/360
         Fraction:

         Floating Rate Period End             The 25th day of each February,
         Dates:                               May, August, and November
                                              beginning August 26, 2002, and
                                              ending on the Termination Date,
                                              subject to adjustment in
                                              accordance with the Following
                                              Business Day Convention.

     Fixed Rate Payments:

         Fixed Rate:                          0.02% (2 bp).

         Fixed Rate Day Count Fraction:       Actual/360

     A-1 Cap Termination Date:                The earliest of (i) May 25, 2011,
                                              (ii) the Distribution Date
                                              following the end of the
                                              Collection Period during which the
                                              Pool Balance is reduced to zero;
                                              and (iii) the Distribution Date on
                                              which the principal balance of all
                                              of the Class A-l Notes is reduced
                                              to zero

A-2 CAP:

     A-2 Cap Notional Amount:                 (i) For the first Calculation
                                              Period, $292,500,000, and

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                                              (ii) for each subsequent
                                              [ILLEGIBLE] principal amount of
                                              the Class A-2 Notes outstanding as
                                              of the last day of such
                                              Calculation Period divided by 2.

     Floating Rate Payments:

         A-2 Cap Rate:                        Adjusted Student Loan Rate.

         Floating Rate:                       Floating Rate Option plus the
                                              Spread.

         Floating Rate Option:                USD-LIBOR-BBA, provided however,
                                              that (i) the term "London Banking
                                              Days" shall mean a Banking Day in
                                              New York and London and (ii) if
                                              USD-LIBOR Reference Banks is used
                                              as a fallback and quotations are
                                              not available, the rate will be
                                              the rate in effect for the
                                              previous Calculation Period.

         Spread:                               0.17% (17 bps).

         Floating Rate Designated             Three (3) months for every
         Maturity:                            Calculation Period.

         Floating Rate Reset                  The first day of each Calculation
         Dates:                               Period.

         Floating Rate Day Count               Actual/360
         Fraction:

         Floating Rate Period End             The 25th day of each February,
         Dates:                               May, August, and November
                                              beginning August 26, 2002, and
                                              ending on the Termination Date,
                                              subject to adjustment in
                                              accordance with the Following
                                              Business Day Convention.

     Fixed Rate Payments:

         Fixed Rate:                          0.02% (2 bp).

         Fixed Rate Day Count                 Actual/360
         Fraction:

     A-2 Cap Termination Date:                The earliest of (i) May 25, 2027,
                                              (ii) the Distribution Date
                                              following the end of the
                                              Collection Period during which the
                                              Pool Balance is reduced to zero;
                                              and (iii) the Distribution Date on
                                              which the principal balance of all
                                              of the Class A-2 Notes is reduced
                                              to zero.
B CAP:

     B Cap Notional Amount:                   (i) For the first Calculation
                                              Period, $18,135,000, and (ii) for
                                              each subsequent Calculation
                                              Period, the actual principal
                                              amount of the Class B Notes
                                              outstanding as of the last day of
                                              such Calculation Period divided by
                                              2.

     Floating Rate Payments:

         B Cap Rate:                          Adjusted Student Loan Rate.

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         Floating Rate:                       Floating Rate Option plus the
                                              Spread.

         Floating Rate Option:                USD-LIBOR-BBA, provided however,
                                              that (I) the term "London Banking
                                              Days" shall mean a Banking Day in
                                              New York and London and (ii) if
                                              USD-LIBOR Reference Banks is used
                                              as a fallback and quotations are
                                              not available, the rate will be
                                              the rate in effect for the
                                              previous Calculation Period.

         Spread:                              0.55% (55 bps).

         Floating Rate Designated             Three (3) months for every
         Maturity:                            Calculation Period.

         Floating Rate Reset                  The first day of each Calculation
         Dates:                               Period.

         Floating Rate Day Count              Actual/360
         Fraction:

         Floating Rate Period End             The 25th day of each February,
         Dates:                               May, August, and November
                                              beginning August 26, 2002, and
                                              ending on the Termination Date,
                                              subject to adjustment in
                                              accordance with the Following
                                              Business Day Convention.

     Fixed Rate Payments:

         Fixed Rate:                          0.02% (2 bp).

         Fixed Rate Day Count                 Actual/360
         Fraction:

     B Cap Termination Date:                  The earliest of (i) August 25,
                                              2032, (ii) the Distribution Date
                                              following the end of the
                                              Collection Period during which the
                                              Pool Balance is reduced to zero;
                                              and (iii) the Distribution Date on
                                              which the principal balance of all
                                              of the Class B Notes is reduced to
                                              zero.

SETTLEMENT:                                   On each Floating Rate Payer
                                              Payment Date, the Floating Rate
                                              Payer will pay to the Fixed Rate
                                              Payer the greater of (i) zero and
                                              (ii) the sum of the amounts (to
                                              the extent such amount is
                                              positive) determined with respect
                                              to the A-l Cap, the A-2 Cap and
                                              the B Cap pursuant to the
                                              following formula:

                                                (Floating Rate minus the Cap
                                                Rate) X Notional Amount X
                                                Floating Rate Day Count
                                                Fraction;

                                              provided that in no event, shall
                                              the Floating Rate Payer be liable
                                              for an amount in the aggregate in
                                              excess of (a) one half of the B
                                              Cap Notional Amount as of each
                                              Floating Rate Payer Payment Date
                                              less (b) all payments the Floating
                                              Rate Payer has made under this
                                              Trade I prior to such Floating
                                              Rate Payer Payment Date net of any
                                              payments (other than payments of
                                              interest) made by the Fixed Amount
                                              Payer to the Floating Rate Payer
                                              under Trade II.

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                                              On each Fixed Rate Payer Payment
                                              Date, the Fixed Rate Payer will
                                              pay to the Floating Rate Payer the
                                              sum of the amounts determined with
                                              respect to the A-l Cap, the A-2
                                              Cap and the B Cap pursuant to the
                                              following formula:

                                                Fixed Rate X Notional Amount X
                                                Fixed Rate Day Count Fraction.

TRADE II

Trade Date:                                   May 20, 2002.

Effective Date:                               May 20, 2002.

Floating Amount Payer:                        The Trust

Floating Amount Payer Payment Dates:          Early Payment applies - three (3)
                                              Business Days prior to the
                                              applicable Period End Date or the
                                              Termination Date, as the case may
                                              be.

Termination Date:                             The earliest of (i) August 25,
Date                                          2032, (ii) the Distribution
                                              following the end of the
                                              Collection Period during which the
                                              Pool Balance is reduced to zero;
                                              and (iii) the Distribution Date on
                                              which the principal balance of all
                                              the Class A-l Notes, Class A-2
                                              Notes and the Class B Notes are
                                              reduced to zero.

Floating Amount:                              An aggregate amount equal to any
                                              Floating Rate Payments made by the
                                              Floating Rate Payer to the Fixed
                                              Rate Payer under Trade I with
                                              respect to the corresponding
                                              Calculation Period.

Floating Rate Period End                      The 25th day of each February,
Dates:                                        May, August, and November
                                              beginning August 26, 2002, and
                                              ending on the Termination Date,
                                              subject to adjustment in
                                              accordance with the Following
                                              Business Day Convention.

Settlement:                                   The Floating Amount Payer shall
                                              pay the Floating Rate Payer under
                                              Trade I the Floating Amount on
                                              each Floating Rate Payer Payment
                                              Date.

                                              Notwithstanding the foregoing, the
                                              Floating Amount Payer shall be
                                              obligated to pay the Floating
                                              Amount on a Floating Rate Payer
                                              Payment Date only if:

                                                (i) the Floating Rate Payer's
                                                obligations under Trade I with
                                                respect to the applicable
                                                Floating Rate Payer Payment Date
                                                have been satisfied; and

                                                (ii) to the extent that
                                                sufficient Available Funds are
                                                in the Collection Fund to make
                                                the scheduled payment in
                                                accordance with Section

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                                                5.03(c)(x). of the Indenture or
                                                sufficient funds are available
                                                in the Reserve Fund to make the
                                                scheduled payment in accordance
                                                with Section 5.04 of the
                                                Indenture.

                                              If the Floating Amount is not paid
                                              on a Floating Rate Payer Payment
                                              Date in full, the unpaid amount,
                                              together with interest thereon at
                                              a rate of USD-LIBOR-BBA accrued on
                                              a basis of Actual/360 shall be
                                              paid on the next succeeding
                                              Floating Rate Payer Payment Date
                                              on which funds are available
                                              therefore in accordance with the
                                              Indenture. On any day, the rate
                                              shall be the then current
                                              USD-LIBOR-BBA rate determined as
                                              set forth in the Trade I.

3. ADDITIONAL PROVISIONS:

         (a) Business Days. New York

         (b) Calculation Agent. Nelnet, Inc (the "Administrator"), as appointed by the Trust. The Administrator shall act as Calculation Agent pursuant to the terms of the Administration Agreement and in accordance with the terms of the Schedule.

         (c) Governing Law. New York law.

         (d) Notice of Payment Amounts. The Calculation Agent shall provide notice to the Floating Rate Payer and the Fixed Rate Payer by at least 1:00 p.m. (New York City time) 1 Business Day prior to the Floating Rate Payer Payment Date with respect to Trade I of whether the Floating Rate Payer is required to make a payment and, if so, the amount of such payment together with reasonable details as to how the amounts were calculated. Notwithstanding anything herein to the contrary, if notice is received by the Floating Rate Payer after 1:00 p.m. (New York City time) 1 Business Day prior to each such Floating Rate Payer Payment Date, the Floating Rate Payer Payment Date shall be one Business Day after the day such notice is deemed to be received. For purposes hereof, any notice received on any day after 1:00 p.m. and/or any day that is not a Business Day shall be deemed received on the next Business Day.

         (e) Termination Payments: In the case of any early termination of this Transaction as a result of an Event of Default where the Trust is the Defaulting Party, any amount payable by the Trust pursuant to Section 6(e) of the Master Agreement shall be capped at an amount equal to the product of (x) 0.10% (10 bps) and (y) the sum of the A-l Cap Notional Amount, A-2 Cap Notional Amount and B Cap Notional Amount as of the Early Termination Date. In the case of any early termination of this Transaction in which an amount is payable by Bank of America pursuant to Section 6(e) of the Master Agreement, such amount shall be capped at amount not to exceed (a) one half of the B Cap Notional Amount as of the date of such early termination less (b) all payments the Floating Rate Payer has made under Trade I prior to such early termination date net of any payments (other than payments of interest) made by the Floating Amount Payer to the Floating Rate Payer under Trade II.

4. ACCOUNT DETAILS:

Payments to Party A:

         For the Account of:                  Bank of America, N.A.

                                              Bank of America, N.A
                                              ABA # 026 009 593
                                              Account No. 6550219386
                                              FCT: BOFA Swaps

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            For payment inquiries:            Customer Service Desk
                                              Telephone No.: 312-234-2732
                                              Facsimile No.: 312-234-3603

         Payments to the Trust:

         For the Account of:                  Nelnet Student Loan Trust 2002-1

                                              Zions First National Bank
                                              Salt Lake City, UT
                                              ABA: 124000054
                                              FFC A/C: #80-000219
                                              Ref: Nelnet 2002-1 Trust
                                              Attn: Sandy Stevens
                                              Phone: 720-947-7479

            For payment inquiries:            Wilmington Trust Company
                                              Rodney Square North
                                              1100 North market Street
                                              Wilmington, Delaware 19890
                                              Attention: Corporate Trust
                                              Administration
                                              Facsimile No.: (302) 651-3882
                                              Telephone No.: (302) 651-1000
                                              Electronic Messaging System
                                              Details: None

5. OFFICES:

         (a) The Office of Bank of America for this Transaction is Bank of America, N.A., Sears Tower, 233 South Wacker Drive, Suite 2800, Chicago, IL 60606, Attention: Swap Operations.

         (b) The Office of the Trust for this Transaction is Nelnet Student Loan Trust 2002-1 c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Attention: Corporate Trust Administration, Wilmington, Delaware 19890; with copies to : Zions First National Bank, 717 17th Street, Suite 301, Denver, Colorado 80202, Attention: Corporate Trust; and Nelnet, Inc., 121 South 13th Street, Suite 301, Lincoln, Nebraska 68505, Attention: Terry J. Heimes.

6. ADDITIONAL DEFINITIONS:

         The following terms shall have the meanings set forth below when used in this Confirmation:

         "Calculation Period" means, in respect of a Swap Transaction and a party, each period from, and including, one Period End Date of that party to, but excluding, the next following applicable Period End Date during the Term of the Swap Transaction, except that (a) the initial Calculation Period for the party will commence on, and include, the Effective Date, and (b) the final Calculation Period for the party will end on, but exclude, the Termination Date.

         "Expected Interest Collections" means, with respect to any Collection Period, the sum of (i) the amount of interest accrued, net of amounts required to be paid to the Department or to be repaid to Guarantors or borrowers, with respect to the Financed Eligible Loans for such Collection Period (whether or not such interest is actually paid) and (ii) all Interest Benefit Payments and Special Allowance Payments expected to be received by the Trustee for such Collection Period (whether or not actually received), net of amounts required to be paid to the Department, with respect to the Financed Eligible Loans, to the extent not included in (i) above, and (iii) investment earnings on all Investment Securities held by the Trustee available for deposit in the Collection Fund for such Distribution Date.

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         "Adjusted Student Loan Rate" means, with respect to any Calculation
Period, the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in the relevant Calculation Period and (b) the percentage equivalent (not less than zero percent) of a fraction (i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Calculation Period less the Servicing Fee with respect to such relevant Collection Period and the Administration Fee and the Derivative Product Fees payable on the relevant Floating Rate Payer Payment Date, and (ii) the denominator of which is the Pool Balance as of the first day of such Collection Period.

         In addition, the terms "Administration Agreement", "Administration Fee", "Administrator", "Available Funds", "Class A-l Notes, "Class A-2 Notes", "Class B Notes", "Collection Fund", "Collection Period", "Department", "Derivative Product Fees", "Derivative Product Payments", "Distribution Date", "Eligible Lender Trustee", "Guarantor", "Indenture", "Interest Benefit Payments", "Investment Securities", "Notes", "Pool Balance", "Servicing Fee", "Reserve Fund", "Special Allowance Payments ", "Specified Reserve Fund Balance " and "Financed Eligible Loans" shall have the meanings when used in this Confirmation as ascribed to them in (i) the Amended and Restated Trust Agreement, dated as of May 1, 2002, by and among Nelnet Student Loan Funding, LLC, as the Initial Certificate holder and sponsor, and Wilmington Trust Company (in its individual capacity, the "Trust Company," ("Trust Company") and solely in its capacity thereunder, the "Delaware Trustee"), entered into in order to establish Nelnet Student Loan Trust 2002-1; or (ii) the Indenture of Trust, dated as of May 1, 2002 (the "Indenture"), by and between Nelnet Student Loan Trust 2002-1 (the "Issuer"), and Zions First National Bank, (together with its successors, the "Trustee"), as trustee thereunder.

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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                         Very truly yours,

                                         BANK OF AMERICA, N.A.

                                         By: /s/ Mary Beth Knight
                                             --------------------------
                                         Name:  Mary Beth Knight
                                         Title: Assistant Vice President

Accepted and confirmed as of
the date first written above.

NELNET STUDENT LOAN TRUST 2002-1

By: Wilmington Trust Company
    not in its individual capacity but solely in
    its capacity as Trustee of the Nelnet Student Loan
    Trust 2002-1

By: _______________________________
    Name:__________________________
    Title:_________________________

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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                         Very truly yours,

                                         BANK OF AMERICA, N.A.

                                         By: ___________________________
                                         Name:
                                         Title:

Accepted and confirmed as of
the date first written above.

NELNET STUDENT LOAN TRUST 2002-1

By: Wilmington Trust Company
    not in its individual capacity but solely in
    its capacity as Trustee of the Nelnet Student Loan
    Trust 2002-1

By: /s/ Patricia A. Evans
    --------------------------------
    Name:  Patricia A.Evans
    Title: Assistant Vice President

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                            SECRETARY'S CERTIFICATION

                                       OF

                          AUTHORIZATION AND INCUMBENCY

                  I, CLARA S. BLANDING, Assistant Secretary of Bank of America, National Association (the "Association"), do hereby certify.

1. That Exhibit A attached hereto is a true copy of resolutions adopted by the Board of Directors of the Association on July 28, 1993, which resolutions remain in full force and effect on this date.

2. That the following named persons have been properly elected and now hold the offices in the Association as indicated below, and said persons have been duly designated key officers with the authority and powers to engage in activities relating to derivative products as set out in sections "(A)", "(B)", "(D)" and "(E)" on Exhibit A.

Name                         Title                      Signature

R. Vaughan Dodd              Managing Director          /s/ R. Vaughan Dodd
                                                        -----------------------

Roger H. Heintzelman         Principal                  /s/ Roger H. Heintzelman
                                                        ------------------------

                  IN WITNESS WHEREOF, 1 have hereupon set my hand and affixed the seal of said Association this 26th day of April, 2002.

                                                        /s/ Clara S.Blanding
                                                        ------------------------
                                                            Clara S.Blanding

(SEAL)

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                                    EXHIBIT A

                    Securities and Related Trading Authority

         NOW, THEREFORE, BE IT RESOLVED, that within the scope of their respective authorities, any Executive Vice President (or other officer of equivalent or higher rank or grade) within or responsible for the Investment Banking, Global Trading and Distribution, Balance Sheet and Funds Management, or Corporate Investments group (and their respective successor(s) in such capacities) is hereby empowered to be responsible and to designate key officers to be responsible for the overall supervision, coordination, execution and delivery, including the maintenance of appropriate books and records, of all transactions, contracts, agreements, arrangements and commitments by which the business and activities of the functional area, group, unit, department or division of the Bank under his control are conducted on behalf of the Bank, including, to the extent permitted by federal law or regulation, purchasing, investing in, or otherwise acquiring (including purchasing on margin and borrowing funds through or from approved third parties and securing payment thereof with property of the Bank to the extent permitted by law), possessing, selling (including short sales), placing as agent, effecting transactions pursuant to repurchase and reverse repurchase agreements, transferring, lending, borrowing, exchanging or otherwise disposing of, and generally underwriting, dealing and trading in (A) securities, mortgages, and instruments whether on a current, mandatory forward or optional commitment basis, including: (1) United States government securities and federal agency securities, on a when-issued or current settlement basis; (2) mortgage-backed pass-through securities, guaranteed as to payment of principal and interest by the Government National Mortgage Association, Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association; (3) asset-backed securities and mortgage related securities, including collateralized mortgage obligations, mortgage--backed debt securities and mortgage--backed pass-through securities not enumerated in clause A(2) above; (4) whole mortgage loans whether residential, commercial or project related, and instruments and participation certificates evidencing an interest in any such loans; (5) money market instruments, including federal funds, deposits, redeposits, bankers acceptances, certificates of deposit, deposit notes, bank notes and commercial paper (both foreign and domestic); (6) municipal securities, including general obligation and revenue bonds and variable rate demand notes; (7) equity securities and corporate debt obligations, whether secured, unsecured or convertible, including bonds, debentures and notes; (B) foreign currencies and foreign currency-denominated securities, deposits and money market instruments including, currency swaps, cross-currency interest rate swaps, Eurocurrency deposits and redeposits, certificates of deposit, notes and floating rate notes (FRN's) and bonds; (C) foreign government and government agency securities; (D) derivative products, including interest rate swaps, caps, collars, floor, swap options, forward rate agreements, commodity derivatives, equity derivatives and the like; and (E) futures and options (exchange listed or over-the-counter) on securities, securities indices, financial instruments and foreign currencies.

         AND BE IT FURTHER RESOLVED, that such authority with respect to such transactions, contracts, agreements, arrangements or commitments or with respect to any transactions deemed by such key officers to be proper in connection therewith includes the authority to give written (including telecopied, telexed, telegraphic and electronic) or oral instructions, to pay in cash or by check and/or draft drawn upon the funds of the Bank such sums as may be necessary, and to bind and obligate the Bank to and for the carrying out of any such transaction, contract, agreement, arrangement or commitment which shall be entered into by any such officers for and on behalf of the Bank; to deliver securities or other documents; to authorize or order the transfer or delivery of securities or other documents; to enter into and bind the Bank to the terms of any and all agreements with appropriate clearing organizations; to affix the seal of the Bank to any documents, instruments or agreements or otherwise; to endorse in the name of the Bank or otherwise any securities in order to pass title thereto; to direct the sale or exercise of all rights with respect to any securities; to sign for the Bank all releases, powers of attorney and/or other documents in connection with any such transaction, contract, agreement, arrangement or commitment and to agree to any terms or conditions in connection therewith; to accept delivery of any securities, documents or other items; to appoint any other person or persons to do any and all things which any of such officers is empowered to do; and generally to do and take any and all action necessary or considered desirable in connection with any such transaction, contract, agreement, arrangement or commitment.

         AND BE IT FURTHER RESOLVED, that all such lawful transactions, contracts, agreements, arrangements and commitments which shall have been entered into by or under the authority of the respective officers specified above for and on behalf of the Bank on or after January 1, 1992 be and hereby are ratified, confirmed, approved and adopted in all respects.